UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2015

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8440 Jefferson Highway, Suite 101 Baton Rouge, Louisiana	70809
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective after the close of business on March 31, 2015, Business First Bancshares, Inc. (“Business First”), the parent company of Business First Bank, Baton Rouge, Louisiana, completed its previously announced acquisition of American Gateway Financial Corporation (“American Gateway”), the parent company of American Gateway Bank, Baton Rouge, Louisiana. Pursuant to the Agreement and Plan of Reorganization dated July 23, 2014, as amended (“the Reorganization Agreement”) by and among Business First, American Gateway and B1B Interim Corporation, a wholly owned-subsidiary of Business First (B1B), American Gateway was merged with and into B1B, with American Gateway surviving the merger (the “Merger”). Immediately following the initial Merger, American Gateway was merged with and into Business First, with Business First surviving, and American Gateway Bank was merged with and into Business First Bank, with Business First Bank surviving the merger. As a result of the Merger, American Gateway shareholders (other than shareholders who have exercised appraisal rights) will receive $10.00 in cash and 11.88 shares of Business First common stock in exchange for each share of American Gateway common stock (plus cash in lieu of any fractional shares). Reference is made to the Reorganization Agreement, which was included as Appendix A to the proxy statement/prospectus that was included in the Registration Statement on Form S-4 filed by Business First with the Securities and Exchange Commission on November 12, 2014 (the “Registration Statement”), which is incorporated herein by reference. The Registration Statement became effective on February 18, 2015.

Item 8.01.	Other Events

On April 1, 2015, Business First issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the completion of its acquisition of American Gateway.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Any financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated April 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 6, 2015

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 1, 2015